EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS



Board of Directors of Manchester Equipment Co., Inc.:


We consent to the use in this registration statement on Form S-8 of Manchester Equipment Co., Inc. of our report dated September 18, 1998, which report is included in the Company's Annual Report on Form 10-K for July 31, 1998 and is incorporated by reference herein.

                                    /s/    KPMG LLP

                                           KPMG LLP


Melville, New York
January 25, 1999